SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

__________________

October 25, 2011
Date of Report (Date of Earliest event reported)

GLOBAL NUTECH, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-149857	26-0338889
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Woodwind Drive, Huntington Beach, CA	92647
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(714) 373-1930

5412 Bolsa Avenue, Suite D, Huntington Beach, CA 92649
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)  (1)     (i)           Effective October 28, 2011, Sean Stanowski resigned as a Director.
    (ii)          Not Applicable.
(iii)         There was no disagreement between Mr. Stanowski and the Company.  He resigned due to Active Duty commitments to the United States Department of Defense.

(2)	Not applicable.

(b)	Effective October 28, 2011, Sean Stanowski, our Secretary, resigned his position.

(c)   (1)        Effective October 28, 2011, Pamela Stewart was elected a Director and Secretary.

(2)        Pamela Stewart, 48, Director and Secretary.   Ms. Stewart has been involved in various aspects of the financial services industry for 29 years.  From January 2004 through January 2008 she served as President of Segway Financial, Inc., a mortgage brokerage firm.  From March 2007 through the present she has served as President of Consumer Direct Mortgage, a mortgage brokerage firm.  From September 2007 to present she has also served as President of Mortgage Relief Center, Inc., an operational center for loan modifications and short sales.  She is licensed by the State of California as a Real Estate Broker and also is a California-licensed Fire/Casualty Insurance Agent.

(3)        Not applicable.

(d)	See sub-paragraph (c), above.

(e)
On October 25, 2011, the Company issued  5,000,000 shares of its restricted common stock to John Magner, our President, Chief Financial Officer and a director as compensation for services to be rendered.  The shares shall vest at the rate of 83,333 shares per month for a period of fifty-nine (59) months commencing on October 1, 2011 and 83,353 shares shall vest during the 60th month.  If at any time during this 60-month period, Mr. Magner's employment shall be terminated for any reason, no further shares shall vest and all unvested shares shall be canceled by the Company.  None of the shares shall be eligible for  resale prior to December 31, 2011.

On October 31, 2011, the Company issued  3,000,000 shares of its restricted common stock to Pamela Stewart, our Secretaqry and a director as compensation for services to be rendered.  The shares shall vest at the rate of 50,000 shares per month for a period of sixty (60) months commencing on October 1, 2011.  If at any time during this 60-month period, Ms. Stewart's employment shall be terminated for any reason, no further shares shall vest and all unvested shares shall be canceled by the Company.  None of the shares shall be eligible for  resale prior to December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2011	GLOBAL NUTECH, INC.

	By:	/s/ John Magner
Name: John Magner
Title: President